TERMINATION AGREEMENT

         THIS TERMINATION AGREEMENT (this "Agreement") is made and entered into on this 7th day of July, 2004, by and among Gexa Corp., a Texas corporation (the "Company"), The Catalyst Fund, Ltd., a Texas limited partnership ("Catalyst"), Southwest/Catalyst Capital, Ltd., a Texas limited partnership ("SWCC"), Catalyst/Hall Growth Capital, LP, a Texas limited partnership ("CHGC"), Neil M. Leibman, an individual ("Leibman"), Robert C. Orr, an individual ("Orr"), Don Aron, an individual ("Aron"), and Gaylor Investment Trust Partnership, a Texas partnership ("Gaylor"). All capitalized terms not herein defined shall have the respective meanings given to them in that certain Loan Agreement dated as of July 16, 203 (the "Loan Agreement"), between the Company and Catalyst.

                                    RECITALS

         WHEREAS, pursuant to the Loan Agreement, Catalyst, SWCC, CHGC, Leibman, Orr, Aron, Gaylor and JTS Enterprises, Inc., a Texas corporation ("JTS"), have made a loan (the "Loan") to the Company in the original principal amount of $3,650,000, upon and subject to the terms and conditions of the Loan Agreement;

         WHEREAS, in connection with the Loan, the Company and Catalyst entered into that certain Commercial Security Agreement dated as of July 16, 2003 (the "Security Agreement"), that certain Consulting Agreement dated as of July 16, 2003 (the "Consulting Agreement"), and that certain Registration Rights Agreement dated as of July 16, 2003 (the "Registration Rights Agreement");

         WHEREAS, in connection with the Loan, the Company issued Catalyst, SWCC, CHGC, Leibman, Orr, Aron and Gaylor warrants (the "Warrants") to purchase up to 550,000 shares of the Company's common stock, par value $.01 per share (the "Common Stock"), upon and subject to the terms and conditions contained therein;

         WHEREAS, in connection with the Loan, the Company, Catalyst, SWCC, CHGC, Leibman, Orr, Aron, Gaylor and JTS entered into that certain Non-Recourse Loan Participation and Collateral Agency Agreement dated as of July 16, 2003 (the "Participation Agreement"), pursuant to which, Leibman, Orr, Aron and Gaylor (collectively, the "Company Related Parties") contributed $500,000 of the Loan for the rights described therein, including the right to shares in the Warrants on a pro rata basis according to their respective Agreed Interests (as defined in the Participation Agreement);

         WHEREAS, a credit facility (the "Credit Facility") not to exceed $15,000,000 has been proposed and negotiated among the Company, each of the lenders from time to time party thereto (the "Lenders"), and Highbridge/Zwirn Special Opportunities Fund, L.P., as administrative agent for the Lenders (the "Administrative Agent");

         WHEREAS, in connection with the consummation of the Credit Facility, the Company will satisfy in full all of the indebtedness and obligations of the Company evidenced by the Lender Notes, the JTS Note and the other Subject Documents, and the Company and Catalyst desire to terminate the Loan Agreement, the Security Agreement, the Consulting Agreement and the Registration Rights Agreement;

         WHEREAS, in connection with termination of the Consulting Agreement, the Company has agreed to pay to Leibman, Orr, Aron and Gaylor one-time cash payments equal to $9,166.50, $9,166.50, $18,334.00 and $9,166.50, respectively;

         WHEREAS, in order to induce the Lenders and the Administrative Agent to consummate the Credit Facility, Catalyst, SWCC and CHGC (collectively, the "Sellers") desire to sell and the Company desires to purchase, the pro rata share of the Warrants of the Sellers in accordance with their Agreed Interests as provided in the Participation Agreement, or 458,333 of the Warrants (the "Sellers Warrants"), for an aggregate purchase price of $1,629,832 (the "Purchase Price");

         WHEREAS, the Company also desires to grant Catalyst a look back right that will protect the Purchase Price, on a per share basis, for a period of one year from the date hereof;

         WHEREAS, the Company Related Parties will indirectly benefit from the consummation of the Credit Facility;

         WHEREAS, in order to induce the Lenders and the Administrative Agent to consummate the Credit Facility, the Company and the Company Related Parties have agreed to cancel the pro rata share of the Warrants of the Company Related Parties in accordance with their Agreed Interests (as defined in the Participation Agreement), or 91,667 of the Warrants (the "Company Related Parties Warrants"), and the Company has agreed to issue to Leibman, Orr, Aron and Gaylor replacement warrants (the "Replacement Warrants") to purchase 18,333, 18,333, 36,668 and 18,333 shares of Common Stock, respectively, in the form attached hereto as Exhibit A;

         WHEREAS, the Company has agreed to grant the Company Related Parties certain piggy-back registration rights in connection with the Replacement Warrants; and

         WHEREAS, in connection with the consummation of the Credit Facility, the Company, Catalyst, SWCC, CHGC, Leibman, Orr, Aron and Gaylor desire to terminate the Participation Agreement.

         NOW, THEREFORE, in consideration of the mutual covenants contained in this Agreement, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereby agree as follows:

     1. Termination of Agreements. Subject to the consummation of the Credit Facility and the satisfaction in full all of the indebtedness and obligations of the Company evidenced by the Lender Notes, the JTS Note and the other Subject Documents, the parties hereto terminate the Loan Agreement, the Security Agreement, the Consulting Agreement, the Registration Rights Agreement and the Participation Agreement by mutual consent.

     2. Consulting Agreement Payments. Upon the termination of the Consulting Agreement, the Company agrees to pay to Leibman, Orr, Aron and Gaylor one-time cash payments equal to $9,166.50, $9,166.50, $18,334.00 and $9,166.50, respectively.

     3. Purchase of Warrants. The Company agrees to purchase and acquire from the Sellers, and the Sellers agree to sell, assign, transfer and convey to the Company, the Sellers Warrants for the Purchase Price. The Purchase Price shall be payable to the Sellers in cash or by wire transfer or other immediately available funds. The Sellers further agree to transfer and deliver to the Company, upon receipt by Catalyst of the Purchase Price, certificates, properly endorsed in blank or accompanied by a properly executed stock power, representing the Sellers Warrants. The Sellers, jointly and severally, represent and warrant (i) the Sellers Warrants are owned beneficially or of record by the Sellers, (ii) the Sellers hold good, valid and marketable title to the Sellers Warrants, free and clear of all liens, charges and encumbrances, (iii) each Seller possesses full authority and legal right to sell, transfer and assign to the Company the entire legal and beneficial ownership of the Sellers Warrants, free and clear of all liens, charges and encumbrances, and (iv) upon transfer to the Company by the Sellers of the Sellers Warrants, the Company will own the entire legal and beneficial interest in the Sellers Warrants free and clear of all liens, charges and encumbrances, and subject to no legal, equitable, transfer or other restrictions of any kind, except transfer restrictions imposed by operation of applicable securities laws, and any of all liens, charges or encumbrances imposed or created by the Company.

     4. Cancellation and Issuance of Warrants. The Company and the Company Related Parties agree to cancel the Company Related Parties Warrants. The
Company Related Parties further agree to transfer and deliver to the Company certificates, property endorsed in blank or accompanied by a properly executed stock power, representing the Company Related Parties Warrants. The Company agrees to issue and deliver to Leibman, Orr, Aron and Gaylor the Replacement Warrants to purchase 18,333, 18,333, 36,668 and 18,333 shares of Common Stock, respectively, in the form attached hereto as Exhibit A.

     5. Grant of Registration Rights. The Company grants the Company Related Parties the piggy-back registration rights set forth on Exhibit B hereto.

     6. Look Back Right. In the event the Company consummates within one year of the date hereof, the disposition, by way of a sale, business combination, merger or other transaction by a corporation or other business entity, of all or part of the Company's outstanding capital stock or all or substantially all of the Company's assets (each such transaction being herein called a "Transaction"), and the price per share of Common Stock actually received by the Company's shareholders or the Company pursuant to the terms of the Transaction is greater than $4.00, then, upon the consummation of the Transaction, the Company shall pay to Catalyst a one-time payment equal to the product of (a) 458,333 and (b) the difference between (i) the price per share of Common Stock actually received by the Company's shareholders or the Company pursuant to the terms of the Transaction and (ii) $4.00. The Company represents and warrants that, as of the date hereof, it is not presently involved in any discussions or negotiations with an underwriter concerning the underwritten registered public offering of the Common Stock.

     7. Release by Leibman, Orr, Aron and Gaylor. Leibman, Orr, Aron and Gaylor, on behalf of themselves, their successors, assigns, heirs, affiliates, parents, subsidiaries, representatives, officers, directors, employees and agents, hereby release, acquit, and forever discharge Catalyst, SWCC and CHGC, their successors, assigns, affiliates, parents, subsidiaries, representatives, officers, directors, employees and agents from any and all actions, causes of action, choses in action, claims, demands, rights, damages, costs, expenses, compensation, liabilities or suits of any nature whatsoever, whether at law or in equity, whether or not now or heretofore known, unknown, suspected, accrued, alleged, or claimed, in contract or in tort, past, present or future, arising out of any act, occurrence, omission, cause, matter, activity, transaction or other thing whatsoever, which occurred prior to the date hereof and up to and including the date of execution of this Agreement, including, but not limited to, any such claim or action arising out of the negotiation, existence, performance or non performance of the Participation Agreement.

     8. Release by Catalyst, SWCC and CHGC. Catalyst, SWCC and CHGC, on behalf of themselves, their successors, assigns, affiliates, parents, subsidiaries, representatives, officers, directors, employees and agents, hereby release, acquit, and forever discharge Leibman, Orr, Aron and Gaylor, their successors, assigns, heirs, affiliates, parents, subsidiaries, representatives, officers, directors, employees and agents from any and all actions, causes of action, choses in action, claims, demands, rights, damages, costs, expenses, compensation, liabilities or suits of any nature whatsoever, whether at law or in equity, whether or not now or heretofore known, unknown, suspected, accrued, alleged, or claimed, in contract or in tort, past, present or future, arising out of any act, occurrence, omission, cause, matter, activity, transaction or other thing whatsoever, which occurred prior to the date hereof and up to and including the date of execution of this Agreement, including, but not limited to, any such claim or action arising out of the negotiation, existence, performance or non performance of the Participation Agreement.

     9. Further Assurances. Each party to this Agreement hereby agrees that it will at any time and from time to time upon the request of any other party (and at the expense of such other party), execute and deliver such instruments and other documents (in appropriate form for recording or filing, as requested) as such other party may deem reasonably necessary in order to fully implement or further evidence or give effect to the understandings and agreements contained in this Agreement.

     10. Headings. The headings of sections in this Agreement have been included for convenience only and should not be construed in interpreting this Agreement.

     11. Severability. If any part of this Agreement is for any reason found to be unenforceable, all other portions nevertheless remain enforceable.

     12. Successors and Assigns. This Agreement binds and inures to the benefit of the parties and their respective successors and assigns.

     13. Counterparts. This Agreement may be executed in any number of counterparts with the same effect as if all signatories had signed the same document. All counterparts must be construed together to constitute one and the same instrument.

     14. Governing Law. This Agreement must be construed, and its performance enforced, under Texas law.

                            [Signature Pages Follow]

         IN WITNESS WHEREOF, this Agreement is duly executed by the undersigned as of the date set forth above.

                  COMPANY:

                 Gexa Corp.


                                   By: /s/ Neil M. Leibman
                                       -----------------------------------------
                                   Name: Neil M. Leibman
                                         ---------------------------------------
                                   Title: Chief Executive Officer
                                          --------------------------------------

                  CATALYST:

                                   The Catalyst Fund, Ltd.

                                   By:      RDR Management I, Inc.,
                                            its general partner


                                   By: /s/ Ron Nixon
                                       -----------------------------------------
                                   Name: Ron Nixon
                                         ---------------------------------------
                                   Title: Vice President
                                          --------------------------------------

                    SWCC:

                                Southwest/Catalyst Capital, Ltd

                            By: SWC Management, Inc.,
                               its general partner


                                By: /s/ Ron Nixon
                                    --------------------------------------------
                                Name: Ron Nixon
                                      -----------------------------------------
                                Title: Vice President
                                       -----------------------------------------

                       CHGC:

                                      Catalyst/Hall Growth Capital, LP

                                      By:      Catalyst/Hall Growth Management
                                               Company, LLC, its general partner


                                      By: /s/ Ron Nixon
                                          --------------------------------------
                                      Name: Ron Nixon
                                            ------------------------------------
                                      Title: Vice President
                                             -----------------------------------

                                    LEIBMAN:


                                    /s/ Neil M. Leibman
                                    --------------------------------------------
                                    Neil M. Leibman

                                      ORR:


                                    /s/ Robert C. Orr
                                    --------------------------------------------
                                    Robert C. Orr


                                      ARON:


                                    /s/ Don Aron
                                    --------------------------------------------
                                    Don Aron



                                     GAYLOR:

                                   Gaylor Investment Trust Partnership


                                   By: /s/ Stuart Gaylor
                                       ----------------------------------------
                                   Name: Stuart Gaylor
                                         ---------------------------------------
                                   Title: General Partner
                                          --------------------------------------

                                    EXHIBIT A
                           FORM OF REPLACEMENT WARRANT

                                    EXHIBIT B
                         PIGGY-BACK REGISTRATION RIGHTS


     1. Piggyback Registration Rights. At any time prior to the second anniversary of this Agreement, whenever the Company proposes to register any Common Stock under the Securities Act of 1933, as amended (the "Securities Act"), for its own account or for the account of a shareholder of the Company, other than a registration relating to the offering or issuance of shares in connection with (i) employee compensation or benefit plans or (ii) one or more acquisition transactions under a Registration Statement on Form S-4 or Form S-1 under the Securities Act (or a successor to Form S-4 or Form S-1) (any such offering or issuance being an "Exempt Offering"), the Company will give Leibman, Orr, Aron and Gaylor (each a "Holder") written notice of its intent to do so (a "Registration Notice") at least 20 days prior to the filing of the related registration statement with the United States Securities and Exchange Commission (the "SEC"). Such notice shall specify the approximate date on which the Company proposes to file such registration statement and shall contain a statement that the Holder is entitled to participate in such offering and shall set forth the number of shares of Common Stock underlying the Holder's Replacement Warrant (the "Registrable Common") that represents the best estimate of the lead managing underwriter (or if not known, the Company) that will be available for sale by the holders of Registrable Common in the proposed offering. If the Company shall have delivered a Registration Notice, the Holder shall be entitled to participate on the same terms and conditions as the Company in the public offering to which the Registration Notice relates and to offer and sell shares of Registrable Common therein only to the extent provided in this Section 1. The Holder desiring to participate in such offering shall notify the Company no later than 10 days following receipt of the Registration Notice of the aggregate number of shares of Registrable Common that such Holder then desires to sell in the public offering. The Holder desiring to participate in the public offering may include shares of Registrable Common in the registration statement relating to such offering, to the extent that the inclusion of such shares shall not reduce the number of shares of Common Stock to be offered and sold by the Company to be included therein. If the lead managing underwriter selected by the Company for a public offering determines that marketing factors require a limitation on the number of shares of Registrable Common to be offered and sold in such offering, there shall be included in the offering only that number of shares of Registrable Common, if any, requested to be included in the offering that such lead managing underwriter reasonably and in good faith believes will not jeopardize the success of the offering, provided, however, that if the lead managing underwriter determines that marketing factors require a limitation on the number of shares of Registrable Common to be offered and sold as aforesaid and so notifies the Company and the requesting Holder in writing, the number of shares of Registrable Common to be offered and sold by holders desiring to participate in the offering, shall be allocated among such holders on a pro rata basis based on their holdings of Registrable Common.

     2. Registration Procedures. In connection with registrations under Section 1, and subject to the terms and conditions contained therein, the Company shall:

     (a) use its best efforts to prepare and file with the SEC as soon as reasonably practicable, a registration statement with respect to the Registrable Common and use its commercially reasonable best efforts to cause such registration to promptly become effective;

     (b) prepare and file with the SEC such amendments (including post-effective amendments) to such registration statement and supplements to the related prospectus to reflect appropriately the plan of distribution of the securities registered thereunder until the completion of the distribution contemplated by such registration statement or for so long thereafter as a dealer is required by law to deliver a prospectus in connection with the offer and sale of the shares of Registrable Common covered by such registration statement and/or as shall be necessary so that neither such registration statement nor the related prospectus shall contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and so that such registration statement and the related prospectus will otherwise comply with applicable legal requirements;

     (c) use its commercially reasonable best efforts to register and qualify the Registrable Common covered by such registration statement under applicable securities or "Blue Sky" laws of such jurisdictions as the holders shall reasonably request for the distribution of the Registrable Common;

     (d) take such other actions as are reasonable and necessary to comply with the requirements of the Securities Act;

     (e)   furnish   such   number  of   prospectuses   (including   preliminary
prospectuses) and documents incident thereto as the Holder from time to time may reasonably request;

     (f) provide to the Holder requesting to include Registrable Common in such registration statement and any managing underwriter participating in any distribution thereof, and to any attorney, accountant or other agent retained by such Holder or managing underwriter, reasonable access to appropriate officers and directors of the Company to ask questions and to obtain information reasonably requested by such Holder, managing underwriter, attorney, accountant or other agent in connection with such registration statement or any amendment thereto; provided, however, that (i) in connection with any such access or request, any such requesting persons shall cooperate to the extent reasonably practicable to minimize any disruption to the operation by the Company of its business and (ii) any records, information or documents shall be kept confidential by such requesting persons, unless (A) such records, information or documents are in the public domain or otherwise publicly available or (B) disclosure of such records, information or documents is required by court or administrative order or by applicable law (including, without limitation, the Securities Act);

     (g) notify the Holder and the managing underwriters participating in the distribution pursuant to such registration statement promptly (i) when the Company is informed that such registration statement or any post-effective amendment to such registration statement becomes effective, (ii) of any request by the SEC for an amendment or any supplement to such registration statement or any related prospectus, (iii) of the issuance by the SEC of any stop order suspending the effectiveness of such registration statement or of any order preventing or suspending the use of any related prospectus or the initiation or threat of any proceeding for that purpose, (iv) of the suspension of the qualification of any shares of Registrable Common included in such registration statement for sale in any jurisdiction or the initiation or threat of a proceeding for that purpose, (v) of any determination by the Company that any event has occurred which makes untrue any statement of a material fact made in such registration statement or any related prospectus or which requires the making of a change in such registration statement or any, related prospectus in order that the same will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and (vi) of the completion of the distribution contemplated by such registration statement if it relates to an offering by the Company;

     (h) in the event of the issuance of any stop order suspending the effectiveness of such registration statement or of any order suspending or preventing the use of any related prospectus or suspending the qualification of any shares of Registrable Common included in such registration statement for sale in any jurisdiction, use its commercially reasonable best efforts to obtain its withdrawal;

     (i) otherwise use its commercially reasonable best efforts to comply with all applicable rules and regulations of the SEC, and make available to its security holders, as soon as reasonably practicable, but not later than fifteen months after the effective date of such registration statement, an earnings statement covering the period of at least twelve months beginning with the first full fiscal quarter after the effective date of such registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act;

     (j) use reasonable diligence to cause all shares of Registrable Common included in such registration statement to be listed on any securities exchange on which the Common Stock is then listed at the initiation of the Company;

     (k) provide a transfer agent and registrar for all such Registrable Common not later than the effective date of such registration statement; and

     (l) enter into such customary agreement (including an underwriting agreement in customary form) as the underwriters, if any, may reasonably request in order to expedite or facilitate the disposition of such shares of Registrable Common.

     3. Underwriting Agreement. In connection with each registration pursuant to
Section 1 covering an underwritten registered public offering, the Company and the participating Holder agree to enter into a written agreement with the managing underwriter in such form and containing such provisions as are customary in the securities business for such an arrangement between such underwriter and companies of the Company's size and investment stature, including provisions for indemnification by the Company and the Selling Holder as more fully described in Section 9.

     4. Rule 144 Reporting. With a view to making available the benefits of certain rules and regulations of the SEC which may permit the sale of the shares of Registrable Common held by the Holder to the public without registration, the Company agrees to:

     (a) make and keep public information available (as those terms are understood and defined in Rule 144) at all times;

     (b) use its commercially reasonable best efforts to file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Securities Exchange Act of 1934, as amended (the "Exchange Act"), at any time that it is subject to such reporting requirements;

     (c) so long as the Holder owns any shares of Registrable Common, furnish to the Holder forthwith upon request a written statement by the Company as to its compliance with the reporting requirements of Rule 144, the Securities Act and the Exchange Act (at any time that it is subject to such reporting requirements), a copy of the most recent annual or quarterly report of the Company, and such other reports and documents filed in accordance with such reporting requirements as the Holder may reasonably request in availing itself of any rule or regulation of the SEC allowing the Holder to sell any such securities without registration; and

     (d) if required by the transfer agent and registrar for the Common Stock, use reasonable diligence to obtain an opinion from legal counsel (which may include the General Counsel of the Company) addressed to such transfer agent and registrar, with respect to any sale of shares of Registrable Common pursuant to Rule 144 (or, at the option of the Company, pay the reasonable fees and expenses of legal counsel retained by the Holder to provide such an opinion).

     5. Market Standoff. In consideration of the granting to the Holder of the registration rights pursuant to this Agreement, Holder agrees that, for so long as such Holder holds shares of Registrable Common which are not part of a registration as permitted by Section 1, such Holder will not sell, transfer or otherwise dispose of, including without limitation through put or short sale arrangements, such shares of Registrable Common in the 30 days prior to the effectiveness of any registration (other than relating to an Exempt Offering) of Common Stock for sale to the public and for up to 90 days following the effectiveness of such registration.

     6. Registration Expenses. All expenses incurred in connection with any registration, qualification and compliance under this Agreement (including, without limitation, all registration, filing, qualification, legal, printing and accounting fees) shall be borne by the Company. All underwriting commissions and discounts applicable to shares of Registrable Common included in the registrations under this Agreement and all legal fees for counsel acting on behalf of the holders shall be borne by the holders of the securities so registered pro rata on the basis of the number of shares so registered. Subject to the foregoing, all expenses incident to the Company's performance of or compliance with this Agreement, including, without limitation, all filing fees, fees and expenses of compliance with securities or Blue Sky laws (including, without limitation, fees and disbursements of counsel in connection with Blue Sky qualifications of the Registrable Common), printing expenses, messenger and delivery expenses, internal expenses (including, without limitation, all salaries and expenses of the Company's officers and employees performing legal or accounting duties), the fees and expenses applicable to shares of Registrable Common included in connection with the listing of the securities to be registered on each securities exchange on which similar securities issued by the Company are then listed at the initiation of the Company, registrar and transfer agents' fees and fees and disbursements of counsel for the Company and its independent certified public accountants, Securities Act liability insurance of the Company and its officers and directors (if the Company elects to obtain such insurance), the fees and expenses of any special experts retained by the Company in connection with such registration and fees and expenses of other persons retained by the Company and incurred in connection with each registration hereunder (but not including, without limitation, any underwriting fees, discounts or commissions attributable to the sale of Registrable Common, and transfer taxes, if any), will be borne by the Company.

     7. Participation in Underwritten Registrations. No holder of Registrable Common may participate in any underwritten registration hereunder unless such holder (a) agrees to sell such holder's securities on the basis provided in any underwriting arrangements approved by the persons entitled hereunder to approve such arrangements and (b) completes and executes all questionnaires, powers of attorney, custody agreement, indemnities, underwriting agreement and other documents reasonably required under the terms of such underwriting arrangements.

     8. Transfer of Registration Rights; Additional Grants of Registration Rights. The registration rights provided to the holders of Registrable Common under Section 1 hereof may not be transferred to any other person or entity, except pursuant to the laws of descent and distribution; provided, however, that such transferees are bound by and subject to the terms and conditions contained herein. The Company may, without the prior consent of the Holder, extend the registration rights provided for in this Agreement to additional persons or entities who become holders of Common Stock subsequent to the date of this Agreement by entering into one or more addenda to this Agreement with any such stockholders, and, upon execution of any such addenda, any stockholder that is a party thereto shall thereafter be a "Holder" for purposes of this Agreement and any shares of Common Stock referred to therein as such shall be shares of "Registrable Common" for purposes of this Agreement. Nothing herein shall limit the ability of the Company to grant to any person or entity any registration or similar rights in the future with respect to Common Stock or other securities of the Company (whether pursuant to the foregoing provision or otherwise).

     9. Indemnification and Contribution.

     (a) Indemnification by the Company. To the extent permitted by law, the Company agrees to indemnify and hold harmless the Holder who sells shares of Registrable Common in a registered offering pursuant to Section 1 (the "Selling Holder"), from and against any and all losses, claims, damages, liabilities and expenses (including reasonable legal expenses) arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in any registration statement or prospectus relating to the Registrable Common or in any amendment or supplement thereto or in any related preliminary prospectus, or arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, liabilities or expenses arise out of, or are based upon, any such untrue statement or omission or allegation thereof based upon information furnished in writing to the Company by such Selling Holder or on such Selling Holder's behalf expressly for use therein. Notwithstanding the foregoing, the Company's indemnification obligations with respect to any preliminary prospectus shall not inure to the benefit of the Selling Holder or underwriter with respect to any loss, claim, damage, liability (or actions in respect thereof) or expense arising out of or based on any untrue statement or alleged untrue statement or omission or alleged omission to state a material fact in such preliminary prospectus, in any case where (i) a copy of the prospectus used to confirm sales of shares of Registrable Common was not sent or given to the person asserting such loss, claim, damage or liability at or prior to the written confirmation of the sale to such person and (ii) such untrue statement or alleged untrue statement or omission or alleged omission was corrected in such prospectus.

     (b) Conduct of Indemnification Proceedings. Promptly after receipt by the Selling Holder of notice of any claim or the commencement of any action or proceeding brought or asserted against such Selling Holder in respect of which indemnity may be sought from the Company, such Selling Holder shall notify the Company in writing of the claim or the commencement of that action or proceeding; provided, however, that the failure to so notify the Company shall not relieve the Company from any liability that it may have to the Selling Holder otherwise than pursuant to the indemnification provisions of this Agreement. If any such claim or action or proceeding shall be brought against the Selling Holder and such Selling Holder shall have duly notified the Company thereof, the Company shall have the right to assume the defense thereof, including the employment of counsel. Such Selling Holder shall have the right to employ separate counsel in any such action and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Selling Holder unless (i) the Company has agreed to pay such fees and expenses or (ii) the named parties to any such action or proceeding include both such Selling Holder and the Company, and such Selling Holder shall have been advised by counsel that there may be one or more legal defenses available to such Selling Holder which are different from or additional to those available to the Company, in which case, if such Selling Holder notifies the Company in writing that it elects to employ separate counsel at the expense of the Company, the Company shall not have the right to assume the defense of such action or proceeding on behalf of such Selling Holder. The Company shall not be liable for any settlement of any such action or proceeding effected without the Company's written consent.

     (c) Indemnification by the Holder of Registrable Common. In connection with any registration in which the Selling Holder is participating, such Selling Holder will furnish to the Company in writing such information and affidavits as the Company reasonably requests for use in connection with any related registration statement or prospectus. To the extent permitted by law, the Selling Holder agrees to indemnify and hold harmless the Company, its directors and officers who sign the registration statement relating to shares of Registrable Common offered by such Selling Holder and each person, if any, who controls the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the foregoing indemnity from the Company to such Selling Holder, but only with respect to information concerning such Selling Holder furnished in writing by such Selling Holder or on such Selling Holder's behalf expressly for use in any registration statement or prospectus relating to shares of Registrable Common offered by such Selling Holder, or any amendment or supplement thereto, or any related preliminary prospectus. In case any action or proceeding shall be brought against the Company or its directors or officers, or any such controlling person, in respect of which indemnity may be sought against such Selling Holder, such Selling Holder shall have the rights and duties given to the Company, and the Company or its directors or officers or such controlling persons shall have the rights and duties given to such Selling Holder, by the preceding paragraph.

The Selling Holder also agrees to indemnify and hold harmless any underwriters of the Registrable Common, their partners, officers and directors and each person who controls such underwriters (within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act) on substantially the same basis as that of the indemnification of the Company provided in this
Section 9(c). Notwithstanding anything to the contrary herein, in no event shall the amount paid or payable by the Selling Holder under this Section 9(c) exceed the amount of proceeds received by such Selling Holder from the offering of the Registrable Common.

     (d) Contribution. If the indemnification provided for in this Section 9 is unavailable to any indemnified party in respect of any losses, claims, damages, liabilities or expenses referred to herein, then each indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities and expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and the indemnified parties in connection with the actions that resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified parties shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by such indemnified party or indemnified parties and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action. The Company and the Selling Holder agree that it would not be just and equitable if contribution pursuant to this Section 9(d) were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in this Section 9(d). No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. If indemnification is available under this Section 9, the indemnifying parties shall indemnify each indemnified party to the full extent provided in Sections 9(a) and 9(c) without regard to the relative fault of said indemnifying party or indemnified party or any other equitable consideration provided for in this Section 9(d).